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                                                                   EXHIBIT 23.1





                   CONSENT OF INDEPENDENT AUDITORS


The Board of Directors and Stockholders
MiningCo.com, Inc.:


    We consent to the use of our reports included herein and to the reference to our firm under the heading "Experts" in the prospectus.


                                 KPMG LLP

                                 /s/ KPMG LLP



New York, New York
March 22, 1999